UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 20, 2013

The Spectranetics Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-19711	84-0997049
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9965 Federal Drive
Colorado Springs, Colorado 80921
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (719) 633-8333

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Kimberly Bridges has been named Senior Vice President, Sales and Marketing for Vascular Intervention, effective August 30, 2013. Donna Ford-Serbu (formerly Senior Vice President Global Marketing, Strategy and Portfolio) moved into the position of Senior Vice President, Sales and Marketing for Lead Management, effective August 20, 2013, establishing equal leadership focus on both business units. Jason Hein (formerly Senior Vice President of Commercial Operations) assumed the role of Senior Vice President of Lead Management Sales, effective August 20, 2013, with national lead management sales and training functions reporting to him.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

99.1    Press Release dated August 22, 2013 of The Spectranetics Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SPECTRANETICS CORPORATION
(registrant)

Date:	August 22, 2013	By:	/s/ Roger Wertheimer
Roger Wertheimer
Vice President, Deputy General Counsel & Secretary

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